Exhibit 99.1

Andatee China Marine Fuel Service Corporation Announces Appointment of New Independent Director

BEIJING, Sep. 4, 2014 (GLOBE NEWSWIRE) -- Andatee China Marine Fuel Service Corporation, NASDAQ: AMCF ("AMCF" or "the Company"), a leading independent operator engaged in the production, storage, distribution, trading of blended marine fuel oil for cargo and fishing vessels, as well as research and development of clean energy solution in China, today announced that Mr. Shao-Hua Chu has been appointed as a new independent director, effective September 2, 2014.

Mr. Chu currently holds the title of the Chairman of Chinese Petroleum Institute, Board Director of Taiwan Green Productivity Foundation and CTCI Foundation. Mr. Chu has over 40 years of management and operational experience in the petroleum industry. Until his retirement in 2012, he served as Chairman and President of the CPC Corporation, a state-owned petroleum, natural gas, and gasoline conglomerate in Taiwan. Mr. Chu started his career in petroleum industry in early 1970s with CPC Corporation and advanced to various senior level management positions. He graduated from the Chemical Engineering School in Taiwan Chung Yuan Christian University, and received a Master’s degree in Chemical Engineering/Petroleum Refining from Colorado School of Mines (Colorado, US).

“We are very pleased to have Mr. Chu joining our aboard as an independent director, ” commented by Mr. Wang Hao, Chairman and Chief Executive Officer of AMCF, “We believe that we can benefit greatly from Mr. Chu’s extensive industry knowledge, world-class management experience and broad connection in the petroleum industry. ” Mr. Wang added, “On behalf of the board of directors and management team, I want to express our sincere gratitude to Mr. Chu. And with Mr. Chu’s capability and extensive understanding of the industry, I believe that we will continue to create long-term benefits for our shareholders.”

About Andatee China Marine Fuel Services Corporation, Inc.

Andatee China Marine Fuel Services Corporation, through its subsidiaries, engages in the production, storage, distribution, and trading of blended marine fuel oil for cargo and fishing vessels, as well as research and development of clean energy solution in the People's Republic of China. It also produces customer specific products using its proprietary blending technology. The company sells its products through distributors to retail customers in Tianjin City, Liaoning, Shandong, Jiangsu, and Zhejiang Provinces. Andatee China Marine Fuel Services Corporation is based in Dalian, the People's Republic of China.

Safe Harbor Statement

This press release contains certain statements that may include "forward-looking statements." All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "anticipates", "expects" or similar expressions, involving known and unknown risks and uncertainties including, among others, our estimates of the Company's ability to enter, establish and capitalize on market opportunities in the green energy sector, our ability to effectively incorporate a new business line into our existing business model, our estimates of the Company's ability to attain and sustain growth in 2014 and beyond. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. These forward-looking statements are based upon our current expectations and projections about future events and generally relate to our plans, objectives and expectations for the development of our business. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this press release. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contact:

Thomas Yang
Andatee Marine Fuel Services Corporation Limited
Unit C, No. 68 West Binhai Road, Xigang District
Dalian Liaoning, China
Phone: 011-86411-8240-8219
Facsimile: 011-86411-8368-8835
Website: www.andatee.com